UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 22, 2008

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Commercial Street

Box 130

Atchison, Kansas 66002

 (Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release which was issued on August 22, 2008, by the Company.

An investors conference call will take place at 10:00 a.m. central standard time on Tuesday, August 26, 2008.  The Company’s senior management will discuss the Company’s fourth quarter results and certain forward looking information during the conference call.  Interested persons may listen to the conference call via telephone by dialing (800) 254-5933  domestically, or (973) 935-2044 internationally, by 9:50 a.m. central time on August 26, or may access it on the Internet at www.mgpingredients.com. The conference identification number for entering the call is 60882153.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1              Press Release dated August 22, 2008 furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: August 22, 2008	By:	/s/ Timothy W. Newkirk
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1                     Press Release dated  August 22, 2008, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.